1.	Good morning, ladies and gentlemen and thank you for joining us today. Before I begin, I need to remind you that some of the ground we’ll be covering today may include forward looking statements that are based on our best assessment of the situation and probable future outcomes. I won’t read all the cautions included in this slide, but I strongly recommend that you consider the risk and assumptions outlined in the annual report and our regular filings with the Securities and Exchange Commission. Today we are going to review the past year, which was our second full year as a public company, along with some of the factors that contributed to our results. I will also talk about our three key strategies for delivering shareholder value. Curt Kollar, our Chief Financial Officer, will follow my initial comments with a brief discussion of our financial data. Then I’ll return for a few closing comments and your questions.

2.	Here are some key facts about our company: First, Charter Financial was formed as part of a reorganization of CharterBank 28 months ago. As part of that reorganization, we filed a business plan with our regulator, the Office of Thrift Supervision, and agreed to operate under that plan for 3 years. Second, we are very strongly capitalized. Much of that strong capital position is due to a very large unrealized gain in Freddie Mac stock, which we purchased in the middle 1980’s. Third, our asset structure, which includes a big mortgage securities portfolio to go along with our Freddie Mac stock, creates structurally low reported earnings for our bank compared to other banks. Fourth, our legal and corporate structure is relatively unusual. Although Charter Financial has 19.8 million shares outstanding, only 20% of those shares are owned by public shareholders.

The other 80% of the shares are controlled by First Charter, MHC. First Charter, MHC is a mutual holding company that is owned by the depositors of CharterBank.

3.	Our stock recently traded above $40 per share. Insiders own 3.6% of the total shares outstanding and 17.8% of shares owned by the public. Our market capitalization, at $792 million on January 30th, placed us in the top 100 financial services companies traded on the Nasdaq. Our total assets topped one billion dollars.

4.	We are currently paying a regular annualized dividend of 80 cents a share to the publicly owned stockholders. Last night we announced a 20 cents a share special dividend to be paid in March 2004 to holders of record as of March 12, 2004. Our dividend yield is currently 2.5%, including the special. Over the last 4 quarters, we earned 22 cents per share; last quarter 9 cents per share.

5.	Our ownership structure is illustrated on this slide. First Charter, MHC owns 80% of Charter Financial Corporation shares and the other 20% are owned by public shareholders. Charter Financial Corporation owns CharterBank and Charter Insurance Company.

6.

A key benefit of our mutual holding company ownership structure is the ability of the 80% owner, the mutual holding company, to waive its receipt of dividends from Charter Financial. So far, the mutual holding company has done that. It can do that because it has not contributed any capital to Charter Financial for its stock, its uses for cash are limited, and it benefits from a high Charter Financial stock price.

7.	Many bank investors look at the book value of bank stocks. Our mutual holding company structure gives us an additional measure of book value that some investors find interesting. The traditional measure of book value, what we call “stated book,” equals $12.81 per share, and it is calculated by dividing total capital of $248.7 million by total shares outstanding, of 19.4 million. “Tangible” book value is stated book adjusted for the goodwill and deposit premium from our last acquisition. The non-traditional measure, what some investors call “minority book value,” is calculated by dividing our total equity capital of $248.7 million by the 3.8 million shares owned by the public. This works out to a minority book value of $65.21. Our stock price as of yesterday was $38.80 per share and recently seems to have settled into a range about midway between stated book and minority book value.

8.	Our value results from: (1) the security of investing in a very highly capitalized and conservatively managed savings institution; (2) upside capacity to grow bank earnings; (3) future appreciation in the Freddie Mac stock; (4) the unique capital management opportunities that arise from our mutual holding company structure; (5) our cash dividend that we expect will rise as earnings from operations and Freddie Mac grow.

9.	We have a three-part strategy for effectively deploying our capital and creating shareholder value. The first strategy is to make our community bank franchise more profitable and valuable. The second is to manage the 4.6 million share investment in Freddie Mac stock currently valued at $263.8 million, before taxes. The third strategy is to use our capital efficiently. I’ll go into more detail on each of these three strategies.

10.	Our first shareholder value creation strategy is to increase the profitability and the value of our community bank franchise. The bullets on this slide focus on growth and improving the earnings potential of the balance sheet. More specifically, our efforts are in building market share in growth markets where we already have a presence. We also want to continue the process of diversifying the balance sheet, from thrift to community bank-like, by emphasizing growth of core deposits—checking, savings and money market accounts—and our commercial product lines. In addition, we feel that acquisitions can help us build our bank more quickly and we are willing to look beyond our current footprint for both acquisitions and de novo growth opportunities.

11.	Like most community banks, part of our customer value proposition is to provide great service. Our tactics are to deliver banking services with accuracy, speed, friendliness and great convenience.

12.	Building market share in some of our stronger, high potential markets is a high priority. During the next 12 months we expect to open branches in the Opelika and Auburn, Alabama and LaGrange, Georgia markets. Each of these areas contains favorable demographics and competitive opportunities.

13.	As we grow in geographic markets we’ll be gaining some geographic diversification, which is important when you are based in a community historically tied to the textile industry. In addition, by focusing our product growth onto core deposits and commercial real estate loans, we are diversifying our customer base and decreasing the volatility associated with residential mortgage finance. This upgrades the earnings potential of our balance sheet which increases the value of the community bank franchise. Although we work continuously to improve our customers’ banking experiences, we expect to leap forward late this summer at the teller line with faster service and better, less intrusive customer identification tools when we upgrade our computer systems.

14.

Having success penetrating growing markets is a key to building our franchise and putting our capital to work. We have the good fortune of a major Interstate highway slicing through our community on the way from Atlanta, Georgia to Montgomery, Alabama. Atlanta is a huge growth engine and south side growth brings it closer to us every day. The Atlanta airport is on our side of town and is an easy 70 minute drive up the interstate from our home office. Interestingly Troup County, Georgia and Chambers County, Alabama were included in the Atlanta Micropolitan MSA for the 2000 US Census. This means that at least 15% of the workers from these counties commute to the Atlanta MSA to work. Looking south and west down I-85 into Alabama, the bordering cities of Auburn and Opelika are growing. Auburn, in particular, has been very successful in diversifying its economy, which 10 years ago was highly dependent on its state university. Auburn and Opelika have both benefited from the state of Alabama’s success in attracting several new automotive assembly plants; these large plants have spawned components suppliers on major interstate highway locations within a 4 hour tractor-trailer drive.

15.	Our current market area includes 4 counties in the state-line section of the I-85 corridor. These four counties have a population of 240,000 people with a nearly 2% constant annual growth rate since 1990. The interstate highway links three distinct trade areas economically but not politically due to the state line. Still, the commuting patterns across the state line create some interesting competitive dynamics. CharterBank is the only player with significant market share in each of these markets. With a 13% share of the deposit market, CharterBank ranks number 2 over all four counties.

16.	In February 2003, we completed the acquisition of Eagle Bank of Alabama with branches in Auburn and Opelika, Alabama. Acquisitions are a key component of our shareholder value creation strategy, and this acquisition gave us a strong boost in the Auburn-Opelika market which represents the fastest growing MSA in Alabama and the 19th fastest growing MSA in the US. The county has been growing at a 3.2% constant annual growth rate over the last decade.

17.	This map gives you some indication of our locations now. We have 8 branches straddling the state line on Interstate 85. In addition we have four loan origination offices.

18.	The second leg of our three part shareholder value strategy is to effectively manage our Freddie Mac stock investment.

19.

To recap, we currently have 4.63 million shares of Freddie Mac stock in Charter Financial and in the companies it owns. These shares were purchased in the middle 1980’s for an average price $1.35 per share. It closed yesterday at $62.12 so the value of the shares was $287.6 million. On our balance sheet, we hold it net of taxes that we would pay were we to sell it. Freddie Mac pays a dividend of $1.04 per share annually. Over the last 10 years, it’s posted an average rate of return of 18%.

20.	Freddie Mac is important to Charter Financial: the unrealized, after-tax gain represents 65% of our total capital or $8.34 per share on total shares outstanding and $42.46 per minority share. Its $4.8 million pre-tax dividend is equal to 25 cents per Charter Financial share and $1.26 per minority share. When Freddie Mac’s price changes by $1, Charter Financial’s book value per share, total outstanding, changes by 15 cents and by 75 cents per minority share.

21.	In late June 2003, we began a pilot program to write covered call options against 250,000 shares of our Freddie Mac stock. Our goal is to enhance the stock’s yield by collecting premium income from writing call options against the stock in addition to regular dividends. We think the call writing program can also give us a tool to manage the growth in the ratio of unrealized equity to total equity which is currently 65%. When Freddie Mac is moving higher, we could see some options exercised and proceeds realized from stock sales. These sales proceeds can be reinvested into earning assets or paid out to shareholders.

22.	The third stockholder value strategy is capital management.

23.	Currently, our key capital management strategy is to pay an attractive dividend to shareholders. Up to now, First Charter, MHC with the concurrence of the OTS (Office of Thrift Supervision), has waived its rights to cash dividends paid by Charter Financial. In June 2003, the dividend was increased to $.20 per share and last night we declared a special cash dividend of $.20 per share. Our regular dividend indicates a 2% dividend yield. With excess capital at CharterBank and Charter Financial, there’s no need to retain current earnings to fund future growth.

24.	In 2003, Charter Financial was in the market buying stock for its restricted plans. That program has been completed and we have no buyback plans currently in place. Generally, we evaluate stock buyback plans along with other capital management tools.

25.	In summary, our capital management goals are to use the MHC dividend waiver to enhance returns to public shareholders, when it’s appropriate. When we have good investment opportunities, excess capital will be used to acquire and build core earnings. For relatively small acquisitions, we think cash, not stock, is the way to pay the sellers since this minimizes the share dilution of public shareholders.

26.	This slide shows the performance of Charter Financial versus the Nasdaq 100 Financial Companies and the Russell 2000 since we came onto the market. Our stock has done quite well.

27.	Before turning the presentation over to Curt Kollar, our CFO, I would like to mention by name our talented and dedicated executive officers: John W. Johnson, founder and Chairman of the Board of Directors; Curt Kollar, CFO and Bill Gladden, Vice President and Secretary. Lee Washam is the Executive Vice President for CharterBank.

28.	The Board of Directors includes my father and me as well as an outstanding group of outside directors: Zim Cauble; Jane Darden; Tommy Lane; William Hudson; and David Strobel who joined us from Eagle Bank.

29.	I’d like to ask Curt to step up for a moment and talk about our financial performance.

30.	Charter Financial logo

31	Thank you Bob. Good morning. I would like to cover our financial position. Let’s look at some of the key line items.

32	At year-end our total assets were slightly above our 2002 level with increased loans and retail deposits.

33	We reduced our wholesale component with reductions in both mortgage securities and borrowings.

34	The price of Freddie Mac was down, which caused a reduction to our accumulated other Comprehensive income and thus total equity. Since September 30, 2003 the price of Freddie Mac stock is up about $11 per share.

35	Now let’s look at our income.

36	Our net income was up slightly.

37	Noninterest income increased $3.8 million, offsetting a $3.9 million increase in noninterest expense.

38	Our net interest income was down slightly, which was more than offset by reductions in the loan loss provision and Income tax expense.

39	Our earnings per share were 16 cents and, through use of the dividend waiver, we were able to pay dividends of 60 cents and still retain about 30% of our earnings.

40	Next we look at our quarterly Trends.

41	Our net income, which decreased to $164,000 for the March quarter, rebounded to the $1.7 to $1.9 million range for the September and December quarters. The earlier decrease resulted from the high levels of amortization of premium on mortgage securities which resulted from the refinance boom creating payoffs of the underlying mortgages.

42	Noninterest income included a $773,000 gain on sale of Freddie Mac stock in September and a $533,000 gain in December.

43	Our revenue drivers are retail banking activities, interest on mortgage securities and our Freddie Mac stock.

44	The drop in interest rates over the past three years brought our interest margin down a little as indicated by the yellow line. The closeness of the lines for our asset yield and cost of liabilities shows that we have a minimal net interest spread, which is the difference between our yield on assets and the cost of liabilities. The margin exceeds the spread since we have significantly more earning assets than costing liabilities.

45	When we back the Freddie Mac dividends out it shows a better spread, but we still have a relatively low margin and spread which is due to the size of our wholesale balance sheet.

46	Looking at our net interest income and margin on a quarterly basis shows an improving picture as we get past the premium amortization on securities that hurt us in early 2003.

47	Our non-performing assets are relatively high. We are less troubled by these levels than we would be if fewer of the non-performing assets were secured by real estate, as 88% of our non-performing loan balances are secured by real estate. Also, 42% of our nonaccrual loans are one month or less past due.

48	We grew our loan portfolio by $86 million this year. We brought in $55 million in the Eagle Bank acquisition. We also increased our commercial real estate loans from 32% to 37% of the portfolio.

49	FY 2003 was a good year for loan originations with $329 million in originations with the increase driven by 1-4 family and commercial real estate loans.

50	As interest rates have come down gain on sale of 1-4 family loans has gone up and as we see on the next slide.

51	And as mortgage rates have started back up, the gain on sale of 1-4 family loans has gone down.

52	Core deposits (which we define as checking, money market and savings accounts, but not time deposits) went up $31 million. We brought in $22 million in the Eagle bank acquisition. We have also increased the proportion of our core deposits in checking accounts

53	The checking accounts generate deposit fees which as you can see have increased significantly over the past several quarters.

54	After the June quarter, which was the first full quarter after we acquired Eagle Bank, we were able to slightly reduce our noninterest expense.

Now Bob will talk about our outlook for 2004.

55.	Thank you, Curt. In summary, I’ll take you back to this slide to remind you that our strategy to reward shareholders rests on three legs: (1) to build earnings in the community bank; (2) to manage our Freddie Mac stock investment effectively; and (3) to make our capital work hard for shareholders.

56.	In that vein, I want to leave you with a few thoughts about how we expect to implement that strategy through the remainder of 2004. First, we expect that a flat to moderately rising interest rate environment with an improving economy and stock market. This scenario is less than ideal for growing core deposits and generating fees from residential mortgage operations which were strong for us in 2003. However, an improving economic outlook may give some lift to our commercial lending and we’ll continue to promote the high performance checking program. Net interest income in 2004 should be better than 2003 and deposit related fees have a very nice trend that we’ll try to extend. G&A expenses will be under some pressure as we implement new computer systems and as new branches come on board within this calendar year or early next year.

We will refine our covered call writing pilot program and, hopefully, expand it to help us harvest premium income while managing the proportion of unrealized Freddie Mac stock gains in our total equity. In addition, we look forward to Freddie Mac concluding the process of restating their financial statements. The company has stated that it expects to be caught up by June 2004. At that point the market can come to a better understanding of the company’s earnings and how they will manage their business going forward.

We’ll continue to look for ways to leverage our capital by investing in the things that will make our community banking operation larger and more profitable. While we are open to acquisitions that would expand the size of our market, making sure that our planned systems upgrade, scheduled for August, goes smoothly is a higher priority.

Lastly, much of our capital management strategy in 2004 will continue to revolve around the dividend opportunity that our mutual holding company structure makes possible. We expect to continue to pay a relatively high dividend in relation to our net earnings.

57.	At this point, we’ll be happy to take your questions.

Annual Shareholders’ Meeting

February 25, 2004

Forward Looking Statement

This presentation and the accompanying commentary may contain “forward-looking statements” that may be identified by use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” and “potential.” Examples of forward-looking statements include, but are not limited to, estimates with respect to our financial condition and results of operation and business that are subject to various factors that could cause actual results to differ materially from these estimates. These factors include but are not limited to general and local economic conditions; changes in interest rates, deposit flows, demand for mortgages and other loans, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products, and services. Any or all forward-looking statements in this release and in any other public statements we make may turn out to be wrong. They can be affected by inaccurate assumptions we might make or known or unknown risks and uncertainties.

Consequently, no forward-looking statements can be guaranteed. The Company disclaims any obligation to subsequently revise any forward- looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Key Facts

• 28 Month Old Public Company Regulated By The Office Of Thrift Supervision

• Under 3-Year Regulatory Business Plan

• Overcapitalized With Large Portfolio Of Freddie Mac Stock

• Improving Earnings/Earnings Structure

• 20% Mutual Holding Company Structure

Who We Are

Nasdaq NM: CHFN

Recent Price (1/30/04): $39.98

Shares Outstanding: 19.8 Million

Insider Ownership (9/30/03): 3.6% of total & 17.8% of minority shares

(80% owned by Mutual Holding Company)

Market Capitalization (1/30/04): $792 Million

Total Assets (12/31/03): $1.031 Billion

Who We Are

Nasdaq NM: CHFN

Regular Annual Dividend Rate: 80 Cents (to publicly owned stock)

March 2004 Special Dividend: 20 Cents (to publicly owned stock)

Regular Dividend Yield: 2.00%

Last Four Quarters EPS: 22 Cents

Ownership Structure

First Charter MHC

80%

Charter Financial Corporation

Public Shareholders 20%

CharterBank

Charter Insurance

Ownership Structure

• First Charter, MHC, Which Owns 80% Of Stock, Has Waived Dividends From CHFN

• CHFN Has Not Received Capital For 80% Of Shares Outstanding

MHC Book Value Metrics

• Stated Book Value—$12.81

• Tangible Book Value—$12.50

• Minority Book Value—$65.21

• Stock Price—$38.00

(December 31, 2003)

Our Value Grows Out Of Our

• SECURITY: Dividend Yield, Strong Capital Base, Profitable

• GROWTH: Build Retail Bank, Manage & Diversify Freddie Mac Stock

• CAPITAL MANAGEMENT: Use Capital

For Cash Acquisitions, Organic Growth, Dividend Payments or Stock Buybacks

Stockholder Value Strategies

Enhancing Value By Effectively Deploying Capital

1. Expanding Profitability And Value Of Retail Franchise

2. Managing 4.63-Million Share Freddie Mac Investment

3. Managing Capital To Provide Attractive Returns To Shareholders

Stockholder Value Strategies

Enhancing Value By Effectively Deploying Capital

1. Expanding Profitability And Value Of Retail Franchise

Expand Branch Network Into Stronger Markets

Transform From Traditional Thrift To Bank-like A/L Structure & Earnings Quality

Strategic/Opportunistic Acquisitions

2. Managing Freddie Mac Investment

3. Managing Capital To Provide Attractive Returns To Shareholders

Our Customer Value Proposition

CharterBank creates value for its customers with outstanding convenience, customer friendly products, and spirited, time valuing service.

Retail Strategy

• Building Market Share In Stronger Parts of Existing Markets

New Branches In Auburn & LaGrange In Fiscal 4Q04/1Q05

• Expanding Into Stronger Geographic Markets

Acquisitions or De Novo

Retail Strategy

• Diversify & Upgrade Earnings Potential Of Balance Sheet

Core Deposits

Commercial Real Estate Lending

• Provide Outstanding Convenience And Customer Service (ACE)

Systems Upgrade In Fiscal 4th Quarter

Expanding & Enhancing Delivery Channels

Expanding Markets

• Success In Growing Markets Key To Building Franchise And Deploying Capital

• “Mill Town” Growth & Diversification

I-85 South Of Atlanta/Airport Growth

Manufacturing Diversification…Dynamic Alabama Auto Industry Replacing Textiles

Auburn University—Large State University

The I-85 State-line Market

• Population of 4 County Area Is 240,000 with a 1.8% CAGR Since 1990

• Lee County, Alabama…3.2% CAGR Since 1990

• I-85 Links Three Distinct Trade Areas…Creating Strong Commuting & Shopping Patterns

• State-line Competitive Dynamics

• Target Deposit Customer – Anyone With A Checking Or Savings Account

• No. 2 In Deposit Market Share: 13%

Recent Acquisition

• Acquisitions Key Component Of Shareholder Value Creation Strategy

• Completed Acquisition Of Eagle Bank In February 2003

• Strong Position In Growing Auburn-Opelika Market

• Fastest-Growing MSA In Alabama & 19th Nationally

Stockholder Value Strategies

Enhancing Value By Effectively Deploying Capital

1. Expanding Profitability And Value Of Retail Franchise

2. Managing Freddie Mac Investment

3. Managing Capital To Provide Attractive Returns To Shareholders

Freddie Mac Recap

• 4.63 Million Shares At Cost Of $1.35/Share

•$ 263.8 Million Pre-Tax Unrealized Gain

• Charter Has Owned FRE Stock Since The Mid 1980s

• Annual Dividend Rate Equals $1.04 Per Share

• FRE Has Posted A 10-year Average Total Rate Of Return of 18%

(As of December 31, 2003)

Importance Of FRE To CHFN

• Represents 65% Of Our Capital

Equals $8.34 Per CHFN Share

Equals $42.46 Per Minority Share

•$ 4.8 Million FRE Pre-tax Dividend

Equals $0.25 Per CHFN Share

Equals $1.26 Per Minority Share

• A $1 Change In FRE

Equals $0.15 Change In CHFN Book Value Per Share

Equals $0.75 Change In Minority Book Value Per Share

(As of December 31, 2003)

Managing Freddie Mac Investment

• Continue To Collect Dividend While Enhancing Yield With Covered Call Option Premium

• Manage Ratio Of Unrealized Gains To Total Capital

Covered Call Writing Program

May Result In Share Sales

• Proceeds From Sales

Reinvest In Shareholder Value Maximizing Opportunities

Payout To Shareholders

Stockholder Value Strategies

Enhancing Value By Effectively Deploying Capital

1. Expanding Profitability And Value Of Retail Franchise

2. Managing Freddie Mac Investment

3. Managing Capital To Provide Attractive Returns To Shareholders

Cash Dividends

• First Charter, MHC Can Waive Right To Cash Dividends

• Increased Regular Dividend To 20 Cents At June 2003

• Declared Special Dividend Of 20 Cents In February 2004

• 2.00% Indicated Regular Dividend Yield

• Excess Capital At CharterBank and Charter Financial…No Need To Retain Earnings To Support Future Growth

Stock Purchases And Buybacks

• Program To Purchase Stock For Restricted Stock Plans Completed In 2003

• Stock Buybacks Evaluated Against Other Capital Management Opportunities, No Programs In Place Currently

Capital Management Goals

• Use MHC Dividend Waiver To Enhance Returns To Minority Shareholders

• Use Excess Capital To Acquire/Build Earnings

• Use Cash For Acquisitions To Minimize Share Dilution Of Minority Shareholders

Stock Performance

Since Conversion, CHFN vs. NASDAQ Financial 100

Executive Officers

Industry

Name Title Experience/Tenure

John W. Johnson, Jr. Board Chairman 49 Years, Founder

Robert L. Johnson President and CEO 19 Years with Charter

Lee Washam Executive Vice President 20 Years/4 with Charter

Curtis R. Kollar Chief Financial Officer 20 Years/12 With Charter

William C. Gladden VP and Secretary 15 Years/12 With Charter

Directors

John W. Johnson, Jr.* Robert L. Johnson David Z. Cauble, III Jane W. Darden

Thomas M. Lane William B. Hudson David Strobel

*Chairman of the Board

Financial Performance

Balance Sheet Highlights

($000s) FYE 2003 FYE 2002 FYE 2001

Total Assets 1,000,495 982,563 894,920

Loans, net 292,553 208,654 224,591

Securities 416,061 467,999 326,614

FRE 242,904 260,215 302,623

Retail Deposits 229,649 173,078 163,982

Total Borrowings 388,441 410,963 309,424

Accumulated Other Comp Inc 143,941 155,961 180,858

Total Equity 230,359 249,166 236,916

Balance Sheet Highlights

($000s) FYE 2003 FYE 2002 FYE 2001

Total Assets 1,000,495 982,563 894,920

Loans, net 292,553 208,654 224,591

Securities 416,061 467,999 326,614

FRE 242,904 260,215 302,623

Retail Deposits 229,649 173,078 163,982

Total Borrowings 388,441 410,963 309,424

Accumulated Other Comp Inc 143,941 155,961 180,858

Total Equity 230,359 249,166 236,916

Balance Sheet Highlights

($000s) FYE 2003 FYE 2002 FYE 2001

Total Assets 1,000,495 982,563 894,920

Loans, net 292,553 208,654 224,591

Securities 416,061 467,999 326,614

FRE 242,904 260,215 302,623

Retail Deposits 229,649 173,078 163,982

Total Borrowings 388,441 410,963 309,424

Accumulated Other Comp Inc 143,941 155,961 180,858

Total Equity 230,359 249,166 236,916

Balance Sheet Highlights

($000s) FYE 2003 FYE 2002 FYE 2001

Total Assets 1,000,495 982,563 894,920

Loans, net 292,553 208,654 224,591

Securities 416,061 467,999 326,614

FRE 242,904 260,215 302,623

Retail Deposits 229,649 173,078 163,982

Total Borrowings 388,441 410,963 309,424

Accumulated Other Comp Inc 143,941 155,961 180,858

Total Equity 230,359 249,166 236,916

Income Statement Highlights

($000s) FY 2003 FY 2002 FY 2001

Interest & Dividend Income 34,335 37,740 48,071

Interest Expense 18,805 21,845 31,645

Net Interest Income 15,530 15,895 16,426

Provision for loan losses 25 250 500

Noninterest Income 5,733 1,939 1,652

Noninterest Expense 18,064 14,200 11,416

Income Before Taxes 3,174 3,384 6,162

Income Tax Expense 83 484 1,406

Net Income 3,091 2,900 4,756

Fully Diluted EPS 0.16 0.15 -

Dividends per share 0.60 0.20 -

Income Statement Highlights

($000s) FY 2003 FY 2002 FY 2001

Interest & Dividend Income 34,335 37,740 48,071

Interest Expense 18,805 21,845 31,645

Net Interest Income 15,530 15,895 16,426

Provision for loan losses 25 250 500

Noninterest Income 5,733 1,939 1,652

Noninterest Expense 18,064 14,200 11,416

Income Before Taxes 3,174 3,384 6,162

Income Tax Expense 83 484 1,406

Net Income 3,091 2,900 4,756

Fully Diluted EPS 0.16 0.15 -

Dividends per share 0.60 0.20 -

Income Statement Highlights

($000s) FY 2003 FY 2002 FY 2001

Interest & Dividend Income 34,335 37,740 48,071

Interest Expense 18,805 21,845 31,645

Net Interest Income 15,530 15,895 16,426

Provision for loan losses 25 250 500

Noninterest Income 5,733 1,939 1,652

Noninterest Expense 18,064 14,200 11,416

Income Before Taxes 3,174 3,384 6,162

Income Tax Expense 83 484 1,406

Net Income 3,091 2,900 4,756

Fully Diluted EPS 0.16 0.15 -

Dividends per share 0.60 0.20 -

Income Statement Highlights

($000s) FY 2003 FY 2002 FY 2001

Interest & Dividend Income 34,335 37,740 48,071

Interest Expense 18,805 21,845 31,645

Net Interest Income 15,530 15,895 16,426

Provision for loan losses 25 250 500

Noninterest Income 5,733 1,939 1,652

Noninterest Expense 18,064 14,200 11,416

Income Before Taxes 3,174 3,384 6,162

Income Tax Expense 83 484 1,406

Net Income 3,091 2,900 4,756

Fully Diluted EPS 0.16 0.15 -

Dividends per share 0.60 0.20 -

Income Statement Highlights

($000s) FY 2003 FY 2002 FY 2001

Interest & Dividend Income 34,335 37,740 48,071

Interest Expense 18,805 21,845 31,645

Net Interest Income 15,530 15,895 16,426

Provision for loan losses 25 250 500

Noninterest Income 5,733 1,939 1,652

Noninterest Expense 18,064 14,200 11,416

Income Before Taxes 3,174 3,384 6,162

Income Tax Expense 83 484 1,406

Net Income 3,091 2,900 4,756

Fully Diluted EPS 0.16 0.15 -

Dividends per share 0.60 0.20 -

Q1 Income – Improving Trends

($000s) Q1 2004 Q4 2003 Q3 2003 Q2 2003 Q1 2003

Net Interest Income 5,176 4,345 3,951 3,672 3,562

Noninterest Income 1,547 2,078 1,426 1,088 1,140

Noninterest Expense 4,399 4,612 4,753 4,560 4,139

Income Tax (Benefit) 578 (98) 80 36 64

Net Income 1,716 1,884 544 164 499

Fully Diluted EPS 0.09 0.10 0.03 0.01 0.03

Dividends per share 0.20 0.20 0.20 0.10 0.10

Payout Ratio 40% 38% 125% 223% 73%

Q1 Income – Improving Trends

($000s) Q1 2004 Q4 2003 Q3 2003 Q2 2003 Q1 2003

Net Interest Income 5,176 4,345 3,951 3,672 3,562

Noninterest Income 1,547 2,078 1,426 1,088 1,140

Noninterest Expense 4,399 4,612 4,753 4,560 4,139

Income Tax (Benefit) 578 (98) 80 36 64

Net Income 1,716 1,884 544 164 499

Fully Diluted EPS 0.09 0.10 0.03 0.01 0.03

Dividends per share 0.20 0.20 0.20 0.10 0.10

Payout Ratio 40% 38% 125% 223% 73%

Q1 Income – Improving Trends

($000s) Q1 2004 Q4 2003 Q3 2003 Q2 2003 Q1 2003

Net Interest Income 5,176 4,345 3,951 3,672 3,562

Noninterest Income 1,547 2,078 1,426 1,088 1,140

Noninterest Expense 4,399 4,612 4,753 4,560 4,139

Income Tax (Benefit) 578 (98) 80 36 64

Net Income 1,716 1,884 544 164 499

Fully Diluted EPS 0.09 0.10 0.03 0.01 0.03

Dividends per share 0.20 0.20 0.20 0.10 0.10

Payout Ratio 40% 38% 125% 223% 73%

Revenue Drivers

• Retail Banking Activities

? Core Deposits

? 1-4 Single Family Mortgages

? Commercial Real Estate Mortgages

• Mortgage Securities Portfolio

• Freddie Mac Stock

Yields And Margin w/FRE

Asset Yield Cost of Liabilities Net Interest Margin

Yields And Margin w/o FRE

2000 2001 2002 2003

Asset Yield Cost of Liabilities Net Interest Margin

Net Interest Income & Net Interest Margin

Q1-02 Q2-02 Q3-02 Q4-02 Q1-03 Q2-03 Q3-03 Q4-03 Q1-04

Net Interest Inc NIM

Loan Quality

As Of December 31, 2003:

• 81% Of Loan Portfolio Is Real Estate Secured

• Nonperforming Loans Are 1.94% Of Loans

• Reserve Coverage Is 113% Of Nonperforming Loans

• 88% Of Nonperforming Loans Secured By Real Estate Net Charge-off Rate Of 0.23% Of Average Loans In FY 2003

Loan Portfolio

($            millions)

$260

12%

59%

3%

3%

23%

2000

$230

10%

56%

3%

4%

27%

2001

$214

9%

47%

4%

8%

32%

2002

$300

7%

44%

5%

7%

37%

2003

$307

7%

44%

6%

6%

37%

Dec-03

Consumer and Other 1-4 Family Residential Real Estate Contruction Commercial Commercial Real Estate

Loan Originations

($            millions) $171

FY 2000 $165

FY 2001 $186

FY 2002 $329

FY 2003

Real Estate Contruction

Consumer and Other

Commercial Real Estate and Commercial 1-4 Family Residential

Mortgage Banking Revenue

Gain on Sale of Loans $730

FY 2000 $1,580

FY 2001 $1,860

FY 2002 $2,775

FY 2003

Mortgage Banking Revenue

Gain on Sale of Loans—Qtrly

($000s)

$529

Q1-02

$438

Q2-02

$354

Q3-02

$539

Q4-02

$589

Q1-03

$643

Q2-03

$886

Q3-03

$657

Q4-03

$242

Q1-04

Core Deposit Growth

($            millions)

$42

20%

27%

53%

2000

$54

19%

35%

46%

2001

$69

13%

38%

49%

2002

$100

16%

31%

53%

2003

Savings Money Market Checking

Deposit Fees

($ 000s)

Q1- 00

Q2- 00

Q3- 00

Q4- 00

Q1- 01

Q2- 01

Q3- 01

Q4- 01

Q1- 02

Q2- 02

Q3- 02

Q4- 02

Q1- 03

Q2- 03

Q3- 03

Q4- 03

Q1- 04

Noninterest Expense

($ 000s)

$4,139

4% 8% 12% 17%

59%

Q1-03 $4,560

5% 7% 12% 19% 57%

Q2-03 $4,753

4% 6% 12% 18% 60%

Q3-03 $4,611

6% 7% 13% 16% 58%

Q4-03 $4,400

4% 6% 15% 17% 58%

Q1-04

Marketing

Professional Services Occupancy Other Salaries & Benefits

Stockholder Value Strategies

Enhancing Value By Effectively Deploying Capital

1. Expanding Profitability And Value Of Retail Franchise

2. Managing Freddie Mac Investment

3. Managing Capital To Provide Attractive Returns To Shareholders

Outlook For 2004

• Flat To Rising Interest Rate Environment

? Lower 1-4 Mortgage Originations/Gains

? Difficult Core Deposit Market

• Easing Of Net Interest Income Compression

• Pressure On G&A Expenses

? New Branches Ramping Up & Major Systems Upgrade

• Covered Call Program to manage the Freddie Mac stock & unrealized capital

• Dividend is central to capital management plans